AMENDMENT NO. 10
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)

                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994 and subsequently further amended (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth:

                  Effective with respect to payroll periods beginning after December 19, 1998, the first sentence of Section 12.02 of the Plan is amended by deleting therefrom "10%" and by substituting therefor "14%".

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 18th day of December, 1998.


                                              ALLTEL CORPORATION



                                              By: /s/ Joe T. Ford
                                                 --------------------
                                                 Title:


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

                                AMENDMENT NO. 11
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth:

                  1. Effective as of February 2, 1998, Section 9.04 of the Plan is amended by adding a new subsection (q) at the end thereof to provide as follows:

         (q) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC")
                  immediately   prior  to  February  2,  1998,   and  became  an
                  Employee on February 2, 1998, the Employee's period or periods of employment with CSC prior to February 2, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                  2. Effective as of February 28, 1998, Section 9.04 of the Plan is amended by adding a new subsection (r) at the end thereof to provide as follows:

         (r) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC")
                  immediately prior to February 28, 1998, and became an Employee on February 28, 1998, the Employee's period or periods of employment with CSC prior to February 28, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no

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


                  duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                  3. Effective as of March 27, 1998, Section 9.04 of the Plan is amended by adding a new subsection (s) at the end thereof to provide as follows:

         (s) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to March 27, 1998, and became an Employee on March 27, 1998, the Employee's period or periods of employment with CSC prior to March 27, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                  4. Effective as of December 7, 1998, Section 9.04 of the Plan is amended by adding a new subsection (t) at the end thereof to provide as follows:

         (t) In determining Years of Eligibility Service for an Employee who was an employee of United Companies Financial Corporation ("UCFC") immediately prior to December 7, 1998, and became an Employee on December 7, 1998, the Employee's period or periods of employment with USFC prior to December 7, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                  5. Effective as of December 30, 1998, Section 9.04 of the Plan is amended by adding a new subsection (u) at the end thereof to provide as follows:

         (u) In determining Years of Eligibility Service for an Employee who was not an employee of 360 Communications Company ("360") on or after July 1, 1998, who was an employee of 360 prior to July 1, 1998, and who became an Employee prior to January 1, 1999, the Employee's period or periods of employment with 360 prior to July 1, 1998 that would
                  have   been  taken  into  account  under  the  Plan  if  such
                  period or periods of


                                       2
                  employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                  6. Effective as of July 1, 1998, Section 13.11 of the Plan is amended by adding a new subsection (w) at the end of thereof to provide as follows:

         (w)      Each person who

                  (i) was an active employee of The Georgia Independent RSA Nos. 7 and 10 Cellular Partnership and became an Employee on July 1, 1998;

                  (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section
                           10.01 on or before the last day of the 1998 Plan Year; and

                  (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year under Section 13.04;

                  shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year, as provided in this subsection (w) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

                  7. Effective as of December 7, 1998, Section 13.11 of the Plan is amended by adding a new subsection (x) at the end thereof to provide as follows:

         (x)      Each person who

                  (i)      was  an   active   employee   of   United   Companies
                           Financial Corporation and became an Employee on December 7, 1998;


                                       3

                  (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section
                           10.01 on or before the last day of the 1998 Plan Year; and

                  (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year under Section 13.04;

                  shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year, as provided in this subsection (x) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

                  8. Effective as of January 19, 1998, Section 13.11 of the Plan is amended by adding a new subsection (y) at the end thereof to provide as follows:

         (y)      Each person who

                       (i)        was an  active  employee  of  Harris  Trust  &
                                  Savings   Bank  and  became  an   Employee  on
                                  January 19, 1998;

                       (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of
                                  Section 10.01 on or before the last day of the 1998 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year under
                                  Section 13.04;

                       shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year, as provided in this subsection (y) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant


                                       4
                       in the 1998 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

                       9. Effective as of August 31, 1998, Section 13.11 of the Plan is amended by adding a new subsection (z) at the end thereof to provide as follows:

             (z)       Each person who

                       (i) was an active employee of AMCORE Financial, Inc. and became an Employee on August 31, 1998;

                       (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of
                                  Section 10.01 on or before the last day of the 1998 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year under
                                  Section 13.04;

                       shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year, as provided in this subsection (z) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

                       10. Effective as of September 16, 1998, Section 13.11 of the Plan is amended by adding a new subsection (aa) at the end thereof to provide as follows:

             (aa)      Each person who

                       (i) was an active employee of AMCORE Financial, Inc. and became an Employee on September 16, 1998;


                                       5

                       (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of
                                  Section 10.01 on or before the last day of the 1998 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year under
                                  Section 13.04;

                       shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1998 Plan Year, as provided in this subsection (aa) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

                       11. Effective as hereinafter set forth, Section 15.04 of the Plan is amended by adding a new paragraph at the end thereof to provide as follows:

             Notwithstanding the preceding provisions of this Section 15.04 or any other provision of the Plan to the contrary: Effective with respect to any Participant whose Settlement Date occurs afer December 31, 1998, any reference in the Plan to "$3,500" as such reference relates to the timing or form of distribution shall be replaced with a reference to "$5,000".

                       12. Effective as hereinafter set forth, the Plan is amended by adding immediately following Article XXVII thereof the following new
Article XXVIII:

                                 ARTICLE XXVIII
                             EXTENSION OF COVERAGE
                                       TO
                               CERTAIN EMPLOYEES

         28.01    Extension of Coverage to Certain Georgia Exchange Employees
                  -----------------------------------------------------------

                     Effective beginning June 1, 1998 and as more specifically hereinafter provided, the proviso to paragraph (1) of


                                       6

                     Section 1.11 shall not apply to and coverage under the Plan shall be extended to a person who on or after June 1,1998 is an Employee and who on or before June 1, 1998 was in the bargaining unit described in National Labor Relations Board Case 10-RD-1309 (a "Decertified Employee"): Effective for payroll periods commencing after June 1, 1998, a Decertified Employee who on or after June 1, 1998 would be an Eligible Employee but for the proviso to paragraph (1) of Section 1.11 may elect to become an Electing Participant and to have Salary Deferral Contributions made to the Plan on his behalf by his Employer as provided under Article
                     XII. For purposes of the provisions of the Plan relating to the Employer Qualified Nonelective Contribution for the Plan Year ending December 31, 1998, the Compensation for the Plan Year ending December 31, 1998 of a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 1998 but for paragraph (1) of Section 1.11 shall be determined as though such Decertified Employee had been an Eligible Employee at such relevant times during the Plan Year ending December 31, 1998.

         28.02    Extension of Coverage to Certain Ohio Employees
                  -----------------------------------------------

                     Effective beginning December 16, 1998 and as more specifically hereinafter provided, the proviso to paragraph
                     (1) of Section 1.11 shall not apply to and coverage under the Plan shall be extended to a person who on or after December 16,1998 is an Employee and who on or before December 16, 1998 was in the bargaining unit described in National Labor Relations Board Case 8-RD-1819 (a "Decertified Employee"): Effective as soon as practicable after December 16,1998 for payroll periods commencing thereafter , a Decertified Employee who on or after December 16, 1998 would be an Eligible Employee but for the proviso to paragraph (1) of Section 1.11 may elect to become an Electing Participant and to have Salary Deferral Contributions made to the Plan on his behalf by his Employer as provided under Article XII. For purposes of the provisions of the Plan relating to the Employer Qualified Nonelective Contribution for the Plan Year ending
                     December 31, 1998, the Compensation for the Plan year ending December 31, 1998 of a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 1998 but for paragraph (1) of Section 1.11 shall be determined as though such Decertified


                                       7

                     Employee had been an Eligible Employee at such relevant times during the Plan Year ending December 31, 1998.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 30th day of December, 1998.


                                       ALLTEL CORPORATION



                                       By:/s/ Joe T. Ford
                                       -----------------------------------------
                                       Title:


                                       8

                               AMENDMENT NO. 12
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)

                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994 and subsequently further amended (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

                  Effective as of January 1, 1999, clause (a) of Section 1.08 is amended to provide as follows:

                  (a) the amounts actually paid to an Eligible Employee by the Employer for services rendered as reported on the Eligible Employee's federal income tax withholding statement (Form W-2) or its subsequent equivalent for the applicable calendar year; exclusive, however, of any such amounts that would not be subject to tax (for purposes of the Federal Insurance Contributions Act) under Section 3101(a) of the Internal Revenue Code without the dollar limitation of Section 3121(a)(1) of said Code, exclusive of relocation pay, any non-cash compensation, and allowances for cost-of-living other than allowances for international cost-of-living, and exclusive of deferred compensation whether in the year deferred or in the year earned or actually paid; and

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 28 day of January, 1999.

                                          ALLTEL CORPORATION


                                          By:/s/ John L. Comparin
                                          --------------------------------------
                                          Title: V.P. Human Resources